UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

SAN WEST, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-28413 (Commission File Number)	77-0481056 (IRS Employer Identification No.)
10350 Mission Gorge Road, Santee, California (principal executive offices)	92069 (Zip Code)

(714) 724 3355
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03

Material Modification to Rights of Security Holders.

On September 10, 2010, San West, Inc. filed with the Secretary of State of California the San West, Inc. Certificate of Designation for the Series A Preferred Stock covering 5,000,000 shares of the San West preferred stock, no par value per share.  Some of the material terms of the Certificate of Designation are as follows:

•

Redemption Rights.  Subject to the applicable provisions of California law, the Company, at the option of its directors, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred Stock.  Any such redemption shall be pro rata with respect to all of the Holders of the Series A Preferred Stock.  Upon redemption, the Company shall pay for each share redeemed the amount of $1.15 per share, payable in cash.

•

Liquidation Rights.  Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the Holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $1.00 per share before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.  Upon the dissolution, liquidation or winding up of the Company, the following shall also apply:

•

Conversion of Series A Preferred Stock.  Subject to the terms of the Certificate of Designation, at any time, the Holder of shares of the Series A Preferred Stock shall have the right, at such Holder’s option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock.  Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such Holder.  In the event that the Holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the Holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company.  Any such conversion shall be upon the other following terms and conditions:

(a)

Conversion Rate.  Subject to adjustment as provided in the Certificate of Designation, each share of the Series A Preferred Stock shall be convertible into one fully paid and nonassessable share of the Common Stock.  Provided, however, notwithstanding anything in the Certificate of Designation contained to the contrary, no Holder may convert shares of the Series A Preferred Stock into an amount of shares of the Common Stock in excess of 10% of the number of shares of the Common Stock traded on the Principal Market or any Eligible Market on the date of any such conversion.

(b)

Conversion Price.  The conversion price, subject to adjustment as provided in the Certificate of Designation, for each share of the Series A Preferred Stock shall be 85% of the 20-day trailing, lowest, Closing Bid Price of the Common Stock during such 20-day period, as defined in the Certificate of Designation.

•

Preferred Status.  The rights of the shares of the Common Stock shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock.  Without the prior written consent of the Holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 of the Certificate of Designation.

•

Restriction on Dividends.  If any shares of the Series A Preferred Stock are outstanding, the Company shall not, without the prior written consent of the Holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock.  Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each Holder of shares of the Series A Preferred Stock an amount in cash equal to the amount such Holder would have received had all of such Holder’s shares of the Series A Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

•

Vote to Change the Terms of the Series A Preferred Stock.  Without the prior written consent of the Holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

•

Denial of Preemptive Rights.  No Holder of shares of the Series A Preferred Stock shall by reason of his holding of such shares have any preemptive or preferential rights to purchase or subscribe to any shares of any class of the Company’s capital stock now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of Holders of shares of the Series A Preferred Stock, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the Holders of the Series A Preferred Stock.

•

Voting.  On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, a Holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such Holder multiplied by the number of shares of the Common Stock each such share of the Series A Preferred Stock shall then be convertible into pursuant to the terms Paragraph 4 of the Certificate of Designation.

A copy of the San West, Inc. Certificate of Designation for the Series A Preferred Stock is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
4.1*	San West, Inc. Certificate of Designation for the Series A Preferred Stock, filed with the State of California on September 10, 2010.

____________

*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2010	SAN WEST, INC.

By /s/ Frank J. Drechsler
Frank J. Drechsler, Chief Executive Officer

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